FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund

(the “Fund”)

SUPPLEMENT DATED MARCH 12, 2014 TO THE SUMMARY

PROSPECTUS AND PROSPECTUS FOR THE FUND, DATED AUGUST 31, 2013, AS SUPPLEMENTED FROM

TIME TO TIME

Effective March 12, 2014, the following changes are being made with respect to the Fund:

Summary Section and Summary Prospectus

With respect to the summary section and summary prospectus for the ALPS/Red Rocks Listed Private Equity Fund, Class A, Class C, Class I and Class R shares, the “Annual Total Returns” and “Average Annual Total Returns” tables are hereby deleted and replaced with the following tables:

Annual Total Returns (years ended 12/31)

Class A Shares

Average Annual Total Returns

(for the period ended December 31, 2013)

	1 Year	5 Year	Since Inception (December 31, 2007)
Class A Shares
Return Before Taxes	33.47%	20.21%	-1.20%

Return After Taxes on Distributions	29.90%	17.30%	-3.25%
Return After Taxes on Distributions and Sale of Fund Shares	18.98%	14.99%	-1.86%
Class C Shares
Return Before Taxes	39.42%	20.53%	-1.10%
Class I Shares
Return Before Taxes	41.78%	21.88%	0.01%
Class R Shares
Return Before Taxes	41.96%	21.20%	-0.57%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.37%	15.68%	3.59%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	39.10%	23.44%	0.98%
S&P Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	37.19%	25.46%	1.82%

*The Red Rocks Global Listed Private Equity Index is replacing the S&P Listed Private Equity Index as the Fund’s secondary index. The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Adviser. The Adviser and Sub-Adviser made this recommendation to the Board because the new index more closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE